Delaware Investments® Family of Funds

Supplement to the current, applicable
Summary and Statutory Prospectuses for each Delaware Investments fund
(each, a “Fund” and together, the “Funds”)

The following replaces the last paragraph in the section entitled “Fund summary - Purchase and redemption of Fund shares” in the Funds’ Statutory and Summary Prospectuses:

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100.  The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. Where applicable, for Class R and Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the prospectus under "Choosing a share class" and on the Fund's website. We may reduce or waive the minimums or eligibility requirements in certain cases. No new or subsequent investments currently are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

The following replaces the information in the section entitled “About your account – Investor services – Systematic withdrawal plan” in the Funds’ Statutory Prospectuses:

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class B (if applicable) and C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated July 9, 2013

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Delaware Investments® Family of Funds

Supplement to the current, applicable
Statement of Additional Information for each Delaware Investments fund
(each, a “Fund” and together, the “Funds”)

The following replaces the information in the section entitled “Investment Plans - Investing by Electronic Fund Transfer – Automatic Investing Plan”:

Automatic Investing Plan: Shareholders of Class A shares,Class C shares, and Institutional shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

     This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

The following replaces the information in the section entitled “Investment Plans – Systematic Exchange Option”:

Systematic Exchange Option
     Shareholders can use the systematic exchange option to invest in the Retail and Institutional Classes through regular liquidations of shares in their accounts in other Delaware Investments® Funds. Shareholders may elect to invest in one or more of the other Delaware Investments® Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

     Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

     Periodic investment through the systematic exchange option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

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     This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

The following replaces the information in the section entitled “Redemption and Exchange – Systematic Withdrawal Plans”:

Systematic Withdrawal Plans
     Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

     Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds or is investing in Delaware Investments® Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the Plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

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     An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

     Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

    Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Please keep this Supplement for future reference.

This Supplement is dated July 9, 2013

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